                                                             Exhibit 99.B(a)(16)

                             ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                               ING PARTNERS, INC.

         ING Partners, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         SECOND: The total number of shares of Capital Stock that the Corporation currently has authority to issue is Eleven Billion, Six Hundred Million (11,600,000,000), with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Eleven Million, Six Hundred Thousand Dollars ($11,600,000);

         THIRD: The Board of Directors of the Corporation, at a meeting duly convened and held on September 15, 2005, adopted resolutions increasing the authorized Capital Stock of the Corporation by Two Billion (2,000,000,000) shares to a total of Thirteen Billion, Six Hundred Million (13,600,000,000) shares, with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Thirteen Million, Six Hundred Thousand Dollars ($13,600,000). The Board of Directors further classified One Billion, Five Hundred Million (1,500,000,000) authorized and unissued shares of Capital Stock of the Corporation, as herein increased, as follows:

NAME OF CLASS                                                              SHARES ALLOCATED
-------------                                                              ----------------
ING Baron Asset Portfolio - Initial Class                                    100,000,000
ING Baron Asset Portfolio - Adviser Class                                    100,000,000
ING Baron Asset Portfolio - Service Class                                    100,000,000
ING Lord Abbett U.S. Government Securities Portfolio - Initial Class         100,000,000
ING Lord Abbett U.S. Government Securities Portfolio - Adviser Class         100,000,000
ING Lord Abbett U.S. Government Securities Portfolio - Service Class         100,000,000
ING Neuberger Berman Partners Portfolio - Initial Class                      100,000,000
ING Neuberger Berman Partners Portfolio - Adviser Class                      100,000,000
ING Neuberger Berman Partners Portfolio - Service Class                      100,000,000
ING Neuberger Berman Regency Portfolio - Initial Class                       100,000,000
ING Neuberger Berman Regency Portfolio - Adviser Class                       100,000,000
ING Neuberger Berman Regency Portfolio - Service Class                       100,000,000
ING Pioneer High Yield Portfolio - Initial Class                             100,000,000
ING Pioneer High Yield Portfolio - Adviser Class                             100,000,000

NAME OF CLASS                                                              SHARES ALLOCATED
-------------                                                              ----------------
ING Pioneer High Yield Portfolio - Service Class                             100,000,000

         FOURTH:

         Section 4.1 A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

         The shares of ING Baron Asset Portfolio - Initial Class, shares of the ING Baron Asset Portfolio - Adviser Class and shares of the ING Baron Asset Portfolio - Service Class shall represent an investment in a common investment portfolio.

         The shares of ING Lord Abbett U.S. Government Securities Portfolio - Initial Class, shares of the ING Lord Abbett U.S. Government Securities Portfolio - Adviser Class and shares of the ING Lord Abbett U.S. Government Securities Portfolio - Service Class shall represent an investment in a common investment portfolio.

         The shares of ING Neuberger Berman Partners Portfolio - Initial Class, shares of the ING Neuberger Berman Partners Portfolio - Adviser Class and shares of the ING Neuberger Berman Partners Portfolio - Service Class shall represent an investment in a common investment portfolio.

         The shares of ING Neuberger Berman Regency Portfolio - Initial Class, shares of the ING Neuberger Berman Regency Portfolio - Adviser Class and shares of the ING Neuberger Berman Regency Portfolio - Service Class shall represent an investment in a common investment portfolio.

         The shares of ING Pioneer High Yield Portfolio - Initial Class, shares of the ING Pioneer High Yield Portfolio - Adviser Class and shares of the ING Pioneer High Yield Portfolio - Service Class shall represent an investment in a common investment portfolio.

         Section 4.2 A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a "Class") and each common investment portfolio of the Corporation (each hereinafter referred to as a "Portfolio") is set forth in the Corporation's Charter with respect to its shares generally and to the following:

              (i) Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

              (ii) The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation's multiple class plan (the "Plan"), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

              (iii) The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

              (iv) Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

         FIFTH: (a) Immediately before the increase in the number of authorized Capital Stock of the Corporation and the classification of the additional Capital Stock as provided in Article THIRD, the Corporation had Eleven Billion, Six Hundred Million (11,600,000,000) authorized shares of Capital Stock, with an aggregate par value of Eleven Million, Six Hundred Thousand Dollars ($11,600,000) classified as follows:

NAME OF CLASS                                                                 SHARES ALLOCATED
-------------                                                                 ----------------
ING American Century Large Company Value Portfolio - Initial Class              100,000,000
ING American Century Large Company Value Portfolio - Adviser Class              100,000,000
ING American Century Large Company Value Portfolio - Service Class              100,000,000
ING American Century Select Portfolio - Initial Class                           100,000,000
ING American Century Select Portfolio - Adviser Class                           100,000,000
ING American Century Select Portfolio - Service Class                           100,000,000
ING American Century Small Cap Value Portfolio - Initial Class                  100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class                  100,000,000
ING American Century Small Cap Value Portfolio - Service Class                  100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class                            100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class                            100,000,000
ING Baron Small Cap Growth Portfolio - Service Class                            100,000,000
ING Columbia Small Cap Value Portfolio - Initial Class                          100,000,000
ING Columbia Small Cap Value Portfolio - Adviser Class                          100,000,000
ING Columbia Small Cap Value Portfolio - Service Class                          100,000,000
ING Davis Venture Value Portfolio - Initial Class                               100,000,000
ING Davis Venture Value Portfolio - Adviser Class                               100,000,000
ING Davis Venture Value Portfolio - Service Class                               100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class                     100,000,000

NAME OF CLASS                                                                 SHARES ALLOCATED
-------------                                                                 ----------------
ING Fidelity(R) VIP Contrafund(R) Portfolio - Adviser Class                     100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                     100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Initial Class                     100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Adviser Class                     100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Service Class                     100,000,000
ING Fidelity(R) VIP Growth Portfolio - Initial Class                            100,000,000
ING Fidelity(R) VIP Growth Portfolio - Adviser Class                            100,000,000
ING Fidelity(R) VIP Growth Portfolio - Service Class                            100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Initial Class                           100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Adviser Class                           100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Service Class                           100,000,000
ING Fundamental Research Portfolio - Initial Class                              100,000,000
ING Fundamental Research Portfolio - Adviser Class                              100,000,000
ING Fundamental Research Portfolio - Service Class                              100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Initial Class                   100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Adviser Class                   100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Service Class                   100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Initial Class                      100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Adviser Class                      100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Service Class                      100,000,000
ING JPMorgan Fleming International Portfolio - Initial Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Adviser Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Service Class                    100,000,000
ING JPMorgan Mid Cap Value Portfolio - Initial Class                            100,000,000
ING JPMorgan Mid Cap Value Portfolio - Adviser Class                            100,000,000
ING JPMorgan Mid Cap Value Portfolio - Service Class                            100,000,000
ING MFS Capital Opportunities Portfolio - Initial Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Adviser Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Service Class                         100,000,000
ING OpCap Balanced Value Portfolio - Initial Class                              100,000,000
ING OpCap Balanced Value Portfolio - Adviser Class                              100,000,000
ING OpCap Balanced Value Portfolio - Service Class                              100,000,000
ING Oppenheimer Global Portfolio- Initial Class                                 250,000,000
ING Oppenheimer Global Portfolio- Adviser Class                                 100,000,000
ING Oppenheimer Global Portfolio- Service Class                                 100,000,000
ING Oppenheimer Strategic Income Portfolio - Initial Class                      100,000,000
ING Oppenheimer Strategic Income Portfolio - Adviser Class                      100,000,000
ING Oppenheimer Strategic Income Portfolio - Service Class                      100,000,000
ING PIMCO Total Return Portfolio - Initial Class                                100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                                100,000,000
ING PIMCO Total Return Portfolio - Service Class                                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Adviser Class                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Service Class                100,000,000

NAME OF CLASS                                                                 SHARES ALLOCATED
-------------                                                                 ----------------
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class                 100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Adviser Class                 100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Service Class                 100,000,000
ING Solution 2015 Portfolio - Initial Class                                     100,000,000
ING Solution 2015 Portfolio - Adviser Class                                     100,000,000
ING Solution 2015 Portfolio - Service Class                                     100,000,000
ING Solution 2015 Portfolio - Class T                                           100,000,000
ING Solution 2025 Portfolio - Initial Class                                     100,000,000
ING Solution 2025 Portfolio - Adviser Class                                     100,000,000
ING Solution 2025 Portfolio - Service Class                                     100,000,000
ING Solution 2025 Portfolio - Class T                                           100,000,000
ING Solution 2035 Portfolio - Initial Class                                     100,000,000
ING Solution 2035 Portfolio - Adviser Class                                     100,000,000
ING Solution 2035 Portfolio - Service Class                                     100,000,000
ING Solution 2035 Portfolio - Class T                                           100,000,000
ING Solution 2045 Portfolio - Initial Class                                     100,000,000
ING Solution 2045 Portfolio - Adviser Class                                     100,000,000
ING Solution 2045 Portfolio - Service Class                                     100,000,000
ING Solution 2045 Portfolio - Class T                                           100,000,000
ING Solution Income Portfolio - Initial Class                                   100,000,000
ING Solution Income Portfolio - Adviser Class                                   100,000,000
ING Solution Income Portfolio - Service Class                                   100,000,000
ING Solution Income Portfolio - Class T                                         100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class          250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class          100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class          100,000,000
ING T. Rowe Price Growth Equity Portfolio - Initial Class                       100,000,000
ING T. Rowe Price Growth Equity Portfolio - Adviser Class                       100,000,000
ING T. Rowe Price Growth Equity Portfolio - Service Class                       100,000,000
ING Templeton Foreign Equity Portfolio - Initial Class                          100,000,000
ING Templeton Foreign Equity Portfolio - Adviser Class                          100,000,000
ING Templeton Foreign Equity Portfolio - Service Class                          100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class                         100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                         100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class                         100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                               100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                               100,000,000
ING Van Kampen Comstock Portfolio - Service Class                               100,000,000
ING Van Kampen Equity and Income Portfolio - Initial Class                      100,000,000
ING Van Kampen Equity and Income Portfolio - Adviser Class                      100,000,000
ING Van Kampen Equity and Income Portfolio - Service Class                      100,000,000

for a total of Ten Billion, Seven Hundred Million (10,700,000,000) shares classified into separate classes of Capital Stock, with Nine Hundred Million (900,000,000) being unclassified.

         (b) As hereby increased and classified, the total number of authorized shares of Capital Stock of the Corporation is Thirteen Billion, Six Hundred Million (13,600,000,000), with an aggregate par value of Thirteen Million, Six Hundred Thousand Dollars ($13,600,000), classified as follows:

NAME OF CLASS                                                                 SHARES ALLOCATED
-------------                                                                 ----------------
ING American Century Large Company Value Portfolio - Initial Class              100,000,000
ING American Century Large Company Value Portfolio - Adviser Class              100,000,000
ING American Century Large Company Value Portfolio - Service Class              100,000,000
ING American Century Select Portfolio - Initial Class                           100,000,000
ING American Century Select Portfolio - Adviser Class                           100,000,000
ING American Century Select Portfolio - Service Class                           100,000,000
ING American Century Small Cap Value Portfolio - Initial Class                  100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class                  100,000,000
ING American Century Small Cap Value Portfolio - Service Class                  100,000,000
ING Baron Asset Portfolio - Initial Class                                       100,000,000
ING Baron Asset Portfolio - Adviser Class                                       100,000,000
ING Baron Asset Portfolio - Service Class                                       100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class                            100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class                            100,000,000
ING Baron Small Cap Growth Portfolio - Service Class                            100,000,000
ING Columbia Small Cap Value Portfolio - Initial Class                          100,000,000
ING Columbia Small Cap Value Portfolio - Adviser Class                          100,000,000
ING Columbia Small Cap Value Portfolio - Service Class                          100,000,000
ING Davis Venture Value Portfolio - Initial Class                               100,000,000
ING Davis Venture Value Portfolio - Adviser Class                               100,000,000
ING Davis Venture Value Portfolio - Service Class                               100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class                     100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Adviser Class                     100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                     100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Initial Class                     100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Adviser Class                     100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Service Class                     100,000,000
ING Fidelity(R) VIP Growth Portfolio - Initial Class                            100,000,000
ING Fidelity(R) VIP Growth Portfolio - Adviser Class                            100,000,000
ING Fidelity(R) VIP Growth Portfolio - Service Class                            100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Initial Class                           100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Adviser Class                           100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Service Class                           100,000,000
ING Fundamental Research Portfolio - Initial Class                              100,000,000
ING Fundamental Research Portfolio - Adviser Class                              100,000,000
ING Fundamental Research Portfolio - Service Class                              100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Initial Class                   100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Adviser Class                   100,000,000

NAME OF CLASS                                                                 SHARES ALLOCATED
-------------                                                                 ----------------
ING Goldman Sachs(R) Capital Growth Portfolio - Service Class                   100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Initial Class                      100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Adviser Class                      100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Service Class                      100,000,000
ING JPMorgan Fleming International Portfolio - Initial Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Adviser Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Service Class                    100,000,000
ING JPMorgan Mid Cap Value Portfolio - Initial Class                            100,000,000
ING JPMorgan Mid Cap Value Portfolio - Adviser Class                            100,000,000
ING JPMorgan Mid Cap Value Portfolio - Service Class                            100,000,000
ING Lord Abbett U.S. Government Securities Portfolio - Initial Class            100,000,000
ING Lord Abbett U.S. Government Securities Portfolio - Adviser Class            100,000,000
ING Lord Abbett U.S. Government Securities Portfolio - Service Class            100,000,000
ING MFS Capital Opportunities Portfolio - Initial Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Adviser Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Service Class                         100,000,000
ING Neuberger Berman Partners Portfolio - Initial Class                         100,000,000
ING Neuberger Berman Partners Portfolio - Adviser Class                         100,000,000
ING Neuberger Berman Partners Portfolio - Service Class                         100,000,000
ING Neuberger Berman Regency Portfolio - Initial Class                          100,000,000
ING Neuberger Berman Regency Portfolio - Adviser Class                          100,000,000
ING Neuberger Berman Regency Portfolio - Service Class                          100,000,000
ING OpCap Balanced Value Portfolio - Initial Class                              100,000,000
ING OpCap Balanced Value Portfolio - Adviser Class                              100,000,000
ING OpCap Balanced Value Portfolio - Service Class                              100,000,000
ING Oppenheimer Global Portfolio- Initial Class                                 250,000,000
ING Oppenheimer Global Portfolio- Adviser Class                                 100,000,000
ING Oppenheimer Global Portfolio- Service Class                                 100,000,000
ING Oppenheimer Strategic Income Portfolio - Initial Class                      100,000,000
ING Oppenheimer Strategic Income Portfolio - Adviser Class                      100,000,000
ING Oppenheimer Strategic Income Portfolio - Service Class                      100,000,000
ING PIMCO Total Return Portfolio - Initial Class                                100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                                100,000,000
ING PIMCO Total Return Portfolio - Service Class                                100,000,000
ING Pioneer High Yield Portfolio - Initial Class                                100,000,000
ING Pioneer High Yield Portfolio - Adviser Class                                100,000,000
ING Pioneer High Yield Portfolio - Service Class                                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Adviser Class                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Service Class                100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class                 100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Adviser Class                 100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Service Class                 100,000,000
ING Solution 2015 Portfolio - Initial Class                                     100,000,000

NAME OF CLASS                                                                 SHARES ALLOCATED
-------------                                                                 ----------------
ING Solution 2015 Portfolio - Adviser Class                                     100,000,000
ING Solution 2015 Portfolio - Service Class                                     100,000,000
ING Solution 2015 Portfolio - Class T                                           100,000,000
ING Solution 2025 Portfolio - Initial Class                                     100,000,000
ING Solution 2025 Portfolio - Adviser Class                                     100,000,000
ING Solution 2025 Portfolio - Service Class                                     100,000,000
ING Solution 2025 Portfolio - Class T                                           100,000,000
ING Solution 2035 Portfolio - Initial Class                                     100,000,000
ING Solution 2035 Portfolio - Adviser Class                                     100,000,000
ING Solution 2035 Portfolio - Service Class                                     100,000,000
ING Solution 2035 Portfolio - Class T                                           100,000,000
ING Solution 2045 Portfolio - Initial Class                                     100,000,000
ING Solution 2045 Portfolio - Adviser Class                                     100,000,000
ING Solution 2045 Portfolio - Service Class                                     100,000,000
ING Solution 2045 Portfolio - Class T                                           100,000,000
ING Solution Income Portfolio - Initial Class                                   100,000,000
ING Solution Income Portfolio - Adviser Class                                   100,000,000
ING Solution Income Portfolio - Service Class                                   100,000,000
ING Solution Income Portfolio - Class T                                         100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class          250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class          100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class          100,000,000
ING T. Rowe Price Growth Equity Portfolio - Initial Class                       100,000,000
ING T. Rowe Price Growth Equity Portfolio - Adviser Class                       100,000,000
ING T. Rowe Price Growth Equity Portfolio - Service Class                       100,000,000
ING Templeton Foreign Equity Portfolio - Initial Class                          100,000,000
ING Templeton Foreign Equity Portfolio - Adviser Class                          100,000,000
ING Templeton Foreign Equity Portfolio - Service Class                          100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class                         100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                         100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class                         100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                               100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                               100,000,000
ING Van Kampen Comstock Portfolio - Service Class                               100,000,000
ING Van Kampen Equity and Income Portfolio - Initial Class                      100,000,000
ING Van Kampen Equity and Income Portfolio - Adviser Class                      100,000,000
ING Van Kampen Equity and Income Portfolio - Service Class                      100,000,000

for a total of Twelve Billion, Two Hundred Million (12,200,000,000) shares classified into separate classes of Capital Stock, with One Billion, Four Hundred Million (1,400,000,000) being unclassified.

         The undersigned Senior Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

         IN WITNESS WHEREOF, ING Partners, Inc. has caused these presents to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary as of the 23rd day of November, 2005.


WITNESS:                                     ING PARTNERS, INC.


/s/ Huey P. Falgout, Jr.                     /s/ Robert S. Naka
--------------------------------             -----------------------------------
Name:  Huey P. Falgout, Jr.                  Name:  Robert S. Naka
Title: Secretary                             Title: Senior Vice President